Exhibit 99.1
John D. Oil and Gas Company and Subsidiary
Unaudited Pro Forma Consolidated Financial Information
The following unaudited pro forma consolidated financial information has been prepared to give effect to the sale of the Gahanna self-storage facility of John D. Oil and Gas Company (the “Company”) on May 21, 2007 to Buckeye Storage of Gahanna, LLC for a cash price of $1,250,000, subject to certain pro-rations (the “Transaction”). Liberty Self-Stor, Ltd., a wholly-owned subsidiary of the Company’s operating partnership LSS I Limited Partnership sold the self-storage facility on May 21, 2007. The included financial information consists of John D. Oil and Gas Company’s unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2007 and the unaudited Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2007 and for the Year Ended December 31, 2006 and explanatory notes. The unaudited Pro Forma Consolidated Balance Sheet gives effect to the Transaction assuming that it occurred as of March 31, 2007 and the unaudited Pro Forma Consolidated Statements of Operations give effect to the Transaction assuming that it occurred as of January 1, 2006. The information contained in the following financial information is pre-tax. The unaudited Pro Forma Consolidated Financial Statements are subject to the assumptions and adjustments set forth in the accompanying notes. The Form 10-KSB for the period ended December 31, 2006 and the Form 10-QSB for the period ended March 31, 2007 refer to the possibility of a sale. The Company had a great deal of uncertainty as to whether this sale would actually be consumated since the buyer had asked for several extensions to secure lending.
The unaudited Pro Forma Consolidated Balance Sheet includes the effect of the gain on the Transaction which is the result of cash received in excess of the carrying value of the assets sold, payoff of loan principal and interest and closing cost transactions.
The unaudited Pro Forma Consolidated Statements of Operation for the Three Months Ended March 31, 2007 and the Year Ended December 31, 2006 do not reflect the gain on the Transaction and various closing costs, as such costs are not recurring in nature.
The unaudited Pro Forma statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Transaction taken place on the dates indicated and do not purport to indicate the results of future operations. The unaudited Pro Forma Financial Statements and the accompanying notes should be read in conjunction with the historical audited consolidated financial statements and notes thereto included in the Company’s Form 10-KSB for the year ended December 31, 2006.

John D. Oil and Gas Company and Subsidiary
Unaudited Pro Forma Consolidated Balance Sheets
March 31, 2007

		Sale of Gahanna
		Self-Storage
	As Reported	Facility		Pro Forma
ASSETS
Current Assets:
Cash	$183,413	$1,250,000	(1)	$667,110
	—	(766,303	)(2)	—
Accounts Receivable	17,784	—		17,784
Accounts Receivable from Related Parties	834,882	—		834,882
Available for Sale Securities	435,007	—		435,007
Other Current Assets	5,819	—		5,819

Total Current Assets	1,476,905	483,697		1,960,602

Property and Equipment, Net	8,663,302	(924,275	)(3)	7,739,027

Other Assets	33,142	(12,404	)(4)	20,738

TOTAL ASSETS	$10,173,349	$(452,982)		$9,720,367

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Line of Credit	$4,500,000	$—		$4,500,000
Current Maturities of Long Term Debt	128,265	(39,327	)(5)	88,938
Accounts Payable	267,856	—		267,856
Accounts Payable to Related Parties	23,786	—		23,786
Accrued Expenses	267,364	(42,424	)(6)	224,940

Total Current Liabilities	5,187,271	(81,751)		5,105,520

Long Term Debt, Net of Current Maturities	2,031,394	(665,089	)(5)	1,366,305
Asset Retirement Obligation	98,098			98,098
Commitments and Contingencies	—	—		—

Shareholders’ Equity:
Serial Preferred Stock — $.001 par value:
2,000,000 shares authorized, no shares and outstanding	—	—		—
Common Stock — $.001 par value: 50,000,000 shares authorized; 8,998,180 shares issued and outstanding	8,998	—		8,998
Paid-in Capital	28,855,725	—		28,855,725
Accumulated Deficit	(26,004,756)	293,858	(7)	(25,710,898)
Accumulated Other Comprehensive (Loss) Income	(3,381)	—		(3,381)

Total Shareholders’ Equity	2,856,586	293,858		3,150,444

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,173,349	$(452,982)		$9,720,367

See the accompanying notes to the pro forma consolidated financial statements.

John D. Oil and Gas Company and Subsidiary
Unaudited Pro Forma Consolidated Statements of Operations
For the Three Months Ended March 31, 2007

		Sale of Gahanna
		Self-Storage
	As Reported	Facility		Pro Forma
Revenues
Oil and Natural Gas Sales	$684,053	$—		$684,053
Self-Storage Operation Revenues	138,733	(47,895	)(8)	90,838
Interest and Other	6	—		6

Total Revenues	822,792	(47,895)		774,897

Operating Expenses
Interest	119,470	(15,439	)(8)	104,031
Property Taxes and Insurance	39,679	(7,770	)(8)	31,909
Self-Storage Property Operating Expense	44,563	(19,128	)(8)	25,435
Oil and Natural Gas Production Costs	77,021	—		77,021
Legal and Professional Fees	27,014	—		27,014
General and Administrative	176,798	—		176,798
Depreciation, Depletion and Amortization	376,074	(9,801	)(8)	366,273

Total Operating Expenses	860,619	(52,138)		808,481

Loss from Discontinued Operations	$(37,827)	$(4,243)		$(33,584)

Weighted Average Number of Basic Shares Outstanding	8,998,180			8,998,180

Loss per Common Share — Basic and Diluted	$(0.00)			$(0.00)

See the accompanying notes to the pro forma consolidated financial statements.

John D. Oil and Gas Company and Subsidiary
Unaudited Pro Forma Consolidated Statements of Operations
For The Year Ended December 31, 2006

		Sale of Gahanna
		Self-Storage
	As Reported	Facility		Pro Forma
Revenues
Oil and Natural Gas Sales	$1,364,497	$—		$1,364,497
Self-Storage Operation Revenues	561,238	(205,726	)(8)	355,512
Interest and Other	1,941	—		1,941

Total Revenues	1,927,676	(205,726)		1,721,950

Operating Expenses
Interest	256,684	(58,769	)(8)	197,915
Property Taxes and Insurance	148,534	(31,325	)(8)	117,209
Self-Storage Property Operating Expense	171,600	(71,860	)(8)	99,740
Oil and Natural Gas Production Costs	91,439	—		91,439
Legal and Professional Fees	228,253	—		228,253
General and Administrative	603,369	—		603,369
Impairments	1,013,520	—		1,013,520
Depreciation, Depletion and Amortization	943,256	(41,717	)(8)	901,539

Total Operating Expenses	3,456,655	(203,671)		3,252,984

Loss from Continuing Operations Before Income Taxes and Minority Interest	(1,528,979)	—		(1,531,034)
Provision for Income Taxes — Current	41,187	—		41,187
Minority Interest	391,672	—		391,672

Loss from Continuing Operations	$(1,961,838)	$2,055		$(1,963,893)

Weighted Average Number of Shares Outstanding	7,285,434			7,285,434

Loss per Common Share — Basic and Diluted	$(0.27)			$(0.27)

See the accompanying notes to the pro forma consolidated financial statements.

John D. Oil and Gas Company and Subsidiary
Notes to Unaudited Pro Forma Consolidated Financial Statements
Pro Forma Adjustments

Note (1)	To reflect proceeds from the sale consisting of cash consideration of $1,250,000.

Note (2)	To reflect the payment of the direct expenses of the Transaction and payoff of all outstanding loans relating to the facility involved in the Transaction. Included in the direct expenses are payments for legal, consulting, closing costs and pro-rations due to the buyer.

Note (3)	To reflect the removal of assets related to discontinued operations, net, which represents the land, building and improvements, furniture and equipment and related accumulated depreciation.

Note (4)	To reflect the removal of assets related to discontinued operations, net, which represents the non-compete agreement and related accumulated amortization.

Note (5)	To reflect the removal of liabilities related to discontinued operations, net, which represents the payment of loan principal.

Note (6)	To reflect the removal of liabilities related to discontinued operations, net, which represents the payment of accrued interest outstanding, real estate tax payments and prepaid rents owed to the buyer.

Note (7)	To reflect the gain from the sale.

Note (8)	To reflect the elimination of operating results for the unaudited statements of operations for the Gahanna self-storage facility for the three months ended March 31, 2007 and the year ended December 31, 2006.